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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 of our reports dated February 13, 1995, relating to the financial statements of SMA Life Assurance Company and the financial statements of the VEL II Account of SMA Life Assurance Company, both of which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
September 25, 1995